JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust Balanced Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio
 (All Share Classes)

Supplement dated December 19, 2008
to the Statement of Additional
Information dated May 1, 2008,
as supplemented from time to time

The information under the “Securities Lending” heading on page 55 of the SAI is hereby deleted in its entirety and replaced by the following:

To generate additional income, certain Portfolios may lend up to 33-1/3% of such Portfolio’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Certain Portfolios (generally some of the Portfolios with an investment strategy of investing primarily in U.S. equity securities) use The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent. Pursuant to an agreement among Goldman Sachs, JPMorgan Chase Bank and certain Portfolios (the “Third Party Securities Lending Agreement”), approved by the Board of Trustees, Goldman Sachs compensates JPMorgan Chase Bank for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMorgan Chase Bank. The other Portfolios (including certain other U.S. equity funds) that engage in securities lending use JPMorgan Chase Bank as their securities lending agent.

Pursuant to a securities lending agreement approved by the Board of Trustees between Goldman Sachs and the Trust on behalf of certain equity Portfolios (the “Goldman Sachs Agreement”), collateral for loans will consist only of cash. Pursuant to a securities lending agreement approved by the Board of Trustees between JPMorgan Chase Bank and certain Funds (the “JPMorgan Agreement”), collateral for loans will consist of cash. The Portfolios receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Portfolios seek to earn interest on the investment of cash collateral in investments permitted by the applicable securities lending agreement. With respect to Portfolios for which Goldman Sachs serves as lending agent, cash collateral may be invested only in Capital Class Shares of the JPMorgan Prime Money Market Fund. With respect to Portfolios for which JPMorgan Chase Bank serves as securities lending agent, cash collateral may be invested in accordance with the investment guidelines included in the JPMorgan Agreement, and/or instructions of the Portfolios or their Adviser, which may include U.S. government securities, shares of an investment trust or mutual fund (including affiliated money market funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities and the other types of investments as permitted by the applicable Portfolio’s Prospectuses or SAI.

Under the JPMorgan Agreement, collateral is marked to market daily to provide a level of collateral at least equal to 100% of the market value plus accrued interest of the securities lent. Under the Goldman Sachs Agreement, collateral is marked to market daily to provide a level of collateral at least

SUP-SAI-JPMIT-1208

equal to 102% of the market value of the securities lent. Loans are subject to termination by the Portfolio or the borrower at any time, and are therefore not considered to be illiquid investments. The Portfolio does not have the right to vote proxies for securities on loan. However, the Portfolio’s Adviser may terminate a loan if the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Portfolio’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Portfolio may use and a Portfolio may lend securities to only one or a small group of borrowers. In addition, under the Goldman Sachs Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Goldman Sachs Agreement. Portfolios participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers. To the extent that the value or return of a Portfolio’s investments of the cash collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Portfolio to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

In addition, the information under the heading “Securities Lending Agent” beginning on page 98 of the SAI is hereby deleted in its entirety and replaced by the following:

To generate additional income, certain Portfolios may lend up to 33-1/3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash. JPMorgan Chase Bank, an affiliate of the Portfolios, and Goldman Sachs serve as lending agents pursuant to the JPMorgan Agreement and the Goldman Sachs Agreement, respectively.

Under the Goldman Sachs Agreement and the JPMorgan Agreement, Goldman Sachs Agency Lending and JPMorgan Chase Bank, respectively, acting as agents for certain of the Portfolios, loan securities to approved borrowers in exchange for collateral pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMorgan Agreement or the Goldman Sachs Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Portfolio’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Portfolio’s financial statements).

Under the Goldman Sachs Agreement, Goldman Sachs is entitled to a fee equal to a percentage of the earnings on loans of securities. For purposes of this calculation, earnings shall mean: (a) the earnings on investments of cash collateral including waivers and reimbursements made by the Portfolio’s adviser or its affiliates for the benefit of the Portfolio that are related solely to investments of cash collateral less (b) the cash collateral fees paid to borrowers in connection with cash collateral. Pursuant to the Third Party Securities Lending Agreement, JPMorgan Chase Bank’s compensation is paid by Goldman Sachs. Under the JPMorgan Agreement, JPMorgan Chase Bank is entitled to a fee, monthly in arrears, equal to (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month. The purpose of these fees under the JPMorgan Agreement is to cover the custodial, administrative and related costs of securities lending, including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

In addition, the following is added to the information under the heading “Fundamental Investment Restrictions” regarding the International Equity Portfolio and the Small Cap Equity Portfolio on page 64 of the SAI:

2. Not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Portfolio’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Frankie D. Hughes has been added as a Trustee of the Trust. As a result, the following information is hereby added under “MANAGEMENT OF THE TRUST — Trustees” beginning on page 74 of the SAI:

Name (Year of Birth); Positions With The Portfolios (Since)	Principal Occupations During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Interested Trustee
Frankie D. Hughes**(1952); Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.

** Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Ms. Hughes has become a member of the Board of Trustees’ Compliance Committee.

The following sections are added to the information under the headings “Other Accounts Managed” and “Ownership of Securities” with respect to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

Other Accounts Managed

The following table shows information regarding other accounts managed by the indicated portfolio manager as of June 30, 2008 (amounts in millions):

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Intrepid Mid Cap Portfolio
Dennis S. Ruhl	14	$2,145	4	$452	7	$262

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Intrepid Mid Cap Portfolio
Dennis S. Ruhl	0	$0	1	$11	2	$62

Ownership of Securities

The following table indicates the dollar range of securities beneficially owned by the following portfolio manager as of June 30, 2008.

Aggregate Dollar Range of Securities in the Portfolio (1)
	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Intrepid Mid Cap Portfolio
Dennis S. Ruhl	X

(1)  None of the portfolio managers beneficially owned equity securities of the portfolios which are currently held exclusively through insurance company separate accounts.

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WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE